UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004


                         Commission File Number 0-15782





                             CEC ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


                   Kansas                                  48-0905805
       (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                  Identification No.)





                            4441 West Airport Freeway
                               Irving, Texas 75062
                    (Address of principal executive offices,
                               including zip code)


                                 (972) 258-8507
                         (Registrant's telephone number,
                              including area code)

Item 7: Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press Release of CEC Entertainment, Inc. dated October 13, 2004.

Item 12: Results of Operations and Financial Condition

     The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

     On October 13, 2004, CEC Entertainment, Inc. issued a press release announcing financial results for the fiscal second quarter ended September 26, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.



                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              CEC ENTERTAINMENT, INC.



Dated: October 13, 2004                       By: /s/ Richard M. Frank
                                              -------------------------------
                                              Richard M. Frank
                                              Chairman of the Board and
                                              Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit
Number   Description
-------  -----------
99.1     Press Release of CEC Entertainment, Inc.dated October 13, 2004.